                                                                    EXHIBIT 10.5

                      AMENDMENT OF ASSET PURCHASE AGREEMENT

         This Amendment of Asset Purchase Agreement (this "Amendment") entered into as of September 8, 2000 by and among Total Logistic Control, LLC (the "Buyer"), a limited liability company organized under the laws of the State of Georgia , The Pro Source Group, Inc. ("the Seller"), a corporation organized under the laws of the State of Delaware, and FMG (Atlanta), Inc. (the "Shareholder"), a corporation organized under the laws of the State of Delaware. The Buyer, the Seller and the Shareholder are referred to collectively herein as the "Parties".

         Whereas the Parties have entered into an Asset Purchase Agreement dated as of September 5, 2000 (the "Asset Purchase Agreement");

         Whereas the Seller has pursuant to and in accordance with the Asset Purchase Agreement issued to the Buyer a Bill of Sale dated as of September 5, 2000 (the "Bill of Sale"); and

         Whereas the Parties mutually desire to amend the Asset Purchase Agreement and the Bill of Sale, all as more fully set forth hereinbelow, in order to correct various errors contained in each of such documents.

         Now thereforee, in consideration of the premises and the mutual promises herein made, the Parties hereby agree as follows:

         1. The Parties agree that the first clause of the Asset Purchase Agreement is and shall be deemed to be amended by adding thereto the word "of" immediately after the phrase "will purchase certain assets" set forth in said first clause.

         2. The Parties agree that Schedule A attached to and made a part of the Asset Purchase Agreement is and shall be deemed to be amended (a) by deleting therefrom the word "and" at the end of item b set forth in said Schedule A, (b) by deleting therefrom the period at the end of item c set forth in said Schedule A and by substituting therefore the term "; and" and (c) by adding thereto the following item d immediately after item c set forth in said Schedule A:

         "d. a security deposit in the amount of $6,542.90 delivered by the Seller to Lakewoods Realty & Mortgage Corporation and held by Lakewoods Realty & Mortgage Corporation pursuant to Paragraph 23 of the Office Lease, it being specifically understood and agreed that, notwithstanding anything to the contrary set forth herein, said security deposit is being sold, transferred, conveyed and delivered by the Seller to the Buyer subject to the Office Lease and to the rights of Lakewoods Realty & Mortgage Corporation to hold and apply said security deposit pursuant to the Office Lease."

         3. The Parties agree that ss.2(c) of the Asset Purchase Agreement is and shall be deemed to be amended by deleting therefrom the amount "Fifty-Eight Thousand Dollars ($58,000)" and by substituting therefore the amount "fifty-six thousand eight hundred dollars ($56,800)".

         4. The Parties agree that ss.3(c) of the Asset Purchase Agreement is and shall be deemed to be amended by adding thereto the following clause immediately before the period at the end of said ss.3(c):

         ", provided however that, notwithstanding anything to the contrary set forth herein, the right, title and interest of the Seller in and to the security deposit mentioned in item d of Schedule A attached hereto and made a part hereof is subject to the Office Lease and to the rights of Lakewoods Realty & Mortgage Corporation to hold and apply said security deposit pursuant to the Office Lease".


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

            5. The Parties agree that ss.3(c) of the Asset Purchase Agreement is and shall be deemed to be amended by adding the following sentence at the end of said ss.3(e):

            "Lakewoods Realty & Mortgage Corporation has not prior to the Closing applied, and has no right to apply based upon the use and/or occupancy by the Seller prior to September 5, 2000 of the office space which is the subject of the Office Lease, all or any portion of the security deposit mentioned in item d of Schedule A attached hereto and made a part hereof."

            6. The Seller and the Buyer agree that Schedule A attached to and made a part of the Bill of Sale is and shall be deemed to be amended (a) by deleting therefrom the word "and" at the end of item b set forth in said Schedule A, (b) by deleting therefrom the period at the end of item c set forth in said Schedule A and by substituting therefore the term "; and" and (c) by adding thereto the following item d immediately after item c set forth therein:

            "a security deposit in the amount of $6,542.90 delivered by the Seller to Lakewoods Realty & Mortgage Corporation and held by Lakewoods Realty & Mortgage Corporation pursuant to Paragraph 23 of the Office Lease, it being specifically understood and agreed that, notwithstanding anything to the contrary set forth herein, said security deposit is being sold, transferred, conveyed and delivered by the Seller to the Buyer subject to the Office Lease and to the rights of Lakewoods Realty & Mortgage Corporation to hold and apply said security deposit pursuant to the Office Lease."

            7. The Seller and the Buyer agree that the Bill of Sale is and shall be deemed to be amended by deleting therefrom the amount "fifty-eight thousand dollars ($58,000)" and by substituting therefore the amount "fifty-six thousand eight hundred dollars ($56,800)".

            8. The Parties agree that the Asset Purchase Agreement is and shall be deemed to be amended by adding thereto and making a part thereof as Exhibit A the document annexed hereto as Exhibit A.

            9. The Seller and the Buyer agree that ss.5(d) of the Asset Purchase Agreement is and shall be deemed to be amended by adding thereto at the end thereof the following sentence:

            "The Seller and the Buyer each agree that immediately after the Closing the Seller and the Buyer shall execute and deliver to Lakewoods Realty & Mortgage Corporation, and the Shareholder agrees that immediately after the Closing the Shareholder shall cause Facility Holdings Corp. to execute and deliver to Lakewoods Realty & Mortgage Corporation, an Assignment of Leasehold Interest in form and substance substantially identical to the Assignment of Leasehold Interest attached hereto and made a part hereof as Exhibit A, it being specifically understood and agreed (i) that the Seller and the Shareholder shall cause Lakewoods Realty & Mortgage Corporation, promptly upon receipt of the aforesaid Assignment of Leasehold Interest, as executed by the Seller, the Buyer and Facility Holdings Corp., to execute and return to the Buyer said Assignment of Leasehold Interest and (ii) that, notwithstanding the aforesaid Assignment of Leasehold Interest, the Buyer shall promptly after the Closing use reasonable efforts to cause any liabilities and/or obligations of the Seller, the Shareholder and/or the affiliates of the Shareholder, including without limitation Facility Holdings Corp., directly to Lakewoods Realty & Mortgage Corporation relating to the Office Lease to be terminated insofar as and to the extent that such liabilities and/or obligations apply to the Seller, the Shareholder and/or any affiliates of the Shareholder, including without limitation Facility Holdings Corp.".

            10. The Parties agree that, except as specifically amended as set forth herein, the Asset Purchase Agreement and the Bill of Sale are and shall remain in full force and effect in accordance with the terms and provisions set forth therein.

In witness whereof, the Parties hereto have executed this Amendment as of the date first above written.

The Pro Source Group, Inc.                         Total Logistic Control, LLC

By:                                                By:
   -------------------------------------              --------------------------
Title:  President                                  Title:
                                                         -----------------------


FMG (Atlanta), Inc.

By:
   -------------------------------------
Title:  Secretary and General Counsel

                                                                       EXHIBIT A

                        ASSIGNMENT OF LEASEHOLD INTEREST


KNOW ALL MEN BY THESE PRESENTS THAT The ProSource Group, Inc. (hereinafter referred to as the "Assignor"), a corporation organized under the laws of the State of Delaware with a principal place of business at 1245 Corporate Boulevard, Aurora, Illinois, does hereby, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor, sell, assign, transfer and convey to Total Logistic Control, LLC (hereinafter referred to as the "Assignee"), a limited liability company organized under the laws of the State of Delaware with principal place of business at 8300 Logistic Drive, Zeeland, Michigan, all of the right, title and interest of the Assignor as Tenant in and to an Office Lease dated December 15, 1999 (hereinafter referred to as the "Office Lease") entered into between the Assignor and Lakewoods Realty & Mortgage Corporation (hereinafter referred to as the "Landlord"), as agent for American National Bank & Trust company of Chicago Trust No. 56514 dated December 7, 1982, including without limitation any and all of the right, title and interest of the Assignor in and to the security deposit in the amount of $6,542.90 mentioned in Paragraph 23 of the Office Lease.

Notwithstanding this Assignment of Leasehold interest, the Assignor shall be and remain primarily liable to the Landlord for any and all liabilities and/or obligations of Tenant under the Office Lease.

By acceptance hereinbelow of the Assignment, the Assignee shall be and become liable to the Landlord for any and all liabilities and/or obligations of Tenant under the Office Lease and attributable to the use and/or occupancy on and after September 5, 2000 of the office space which is the subject of the Office Lease.

This Assignment of Leasehold Interest shall be binding upon and inure to the benefit of the Assignor, the Assignee and the respective successors and assigns of the Assignor and the Assignee and shall inure to the benefit of the Landlord and the successors and assigns of the Landlord.

IN WITNESS WHEREOF, the Assignor has executed this Assignment of Leasehold Interest as of the fifth day of September, 200.

Signed, sealed and delivered                    The ProSource Group, Inc.
In the presence of



-----------------------------                   By
                                                   -----------------------------
                                                     Its President
                                                     Hereunto duly authorized

----------------------------

                            ACCEPTANCE AND ASSUMPTION

The Assignee hereby accepts the foregoing Assignment of Leasehold Interest and assumes any and all liabilities and/or obligations of Tenant under the Office Lease and attributable to the use and/or occupancy on and after September 5, 2000 of the office space which is the subject of the Office Lease it being specifically understood and agreed that the Assignee shall be and become together with the Assignor liable to the Landlord for any and all liabilities and/or obligations of Tenant under the Office Lease and attributable to the use and/or occupancy on and after September 5, 2000 of the office space which is the subject of the Office Lease.


                                         Total Logistic Control, Inc.



                                         By
                                            ------------------------------------
                                              Its
                                              Hereunto duly authorized


                              CONSENT AND AGREEMENT

Facility Holdings Corp. (hereinafter referred to as the "Guarantor") hereby consents to the foregoing Assignment of Leasehold Interest and acknowledges and agrees that, notwithstanding the foregoing Assignment of Leasehold Interest, the foregoing Assignment of Leasehold Interest shall in no way negate, reduce or otherwise impair any of the liabilities and/or obligations of the Guarantor under a Guaranty of Lease dated as of January 15, 2000 issued by the Guarantor to the Landlord and the Guarantor shall be and remain liable to the Landlord for any and all liabilities and/or obligations of the Guarantor under the aforesaid Guaranty of Lease.


                                         Facility Holdings Corp.



                                         By
                                           -------------------------------------
                                             Its Secretary and General Counsel
                                             Hereunto duly authorized


                                     CONSENT

The Landlord, as agent for American National Bank & Trust Company of Chicago Trust No. 56514 dated December 7, 1982, hereby consents to the foregoing Assignment of Leasehold Interest.


                                         Lakewoods Realty & Mortgage Corporation



                                         By
                                           -------------------------------------
                                             Its
                                             Hereunto duly authorized